Contract No.: zc20070103
Sales Contract of Finished Oil

Party A (Buyer): Chuan Yu Branch of China Petroleum & Chemical Sales Corporation
Party B (Seller): Xi’an Baorun Industrial Development Co., Ltd.

This contract is made by and between Party A and Party B based on the principle of equality and mutual benefits and equal value exchange and upon Contract Law of the People's Republic of China. The two parties agreed the following:

1.	The name, Quantity, Price and Amount of the Product

Product	Type	Quantity(ton)	Price (Yuan)	Total Amount
Gasoline	90#	1,000	5,550.00	5,550,000
Gasoline	93#	1,000	5,750.00	5,750,000

2.	Quality Standard
The product in this contract is in line with the standard of GB17903-1999 and the mass fraction of sulphur also reaches the standard of EU-II. In case of any dispute, the test report issued by Sichuan Quality Supervising Department should be the final result.

3.	Delivery
Party B should delivery the oil according to the transport order provided by Party A.

4.	Weight Metering Standard and Loss
Using the of the ex-factory weight upon the Measurement Management of Finished Oil of China PetroChemical Corporation.

5.	Expenses and Other Undertakings
Party B should undertake the railway delivery expenses.

6.	Payment Terms
Payment upon one invoice.
The price should be C.I.F. Party A should pay off the total price after receiving the oil and invoice.

7.	Amendment and Cancelation of this Contract
7.1	This contract can be amended or canceled upon the written consent of the two parties hereto.
7.2	If any one of the following cases occurs, this contract may be terminated by the two parties or by the non-breaching party.
7.2.1	The purpose of the contract can not be achieved for force majeure;
7.2.2	Any party transfers all or partial rights or obligations in this contract to a third party without the prior written consent of the other party;
7.3	The payment term, settlement and the dispute term shall survive the termination of this contract.
7.4	When terminating this contract, the terminating party should perform the obligation of informing the other party.

8.	Default
8.1
Party B shall hereunder indemnify and hold Party A harmless from any incurred losses for unqualified oil provided by Party B and pay 1% of the total price of this contract to Party A as the default penalty.

8.2
The breaching party shall indemnify and hold the non-breaching party harmless from any losses resulting from the default of the breaching party. Each party shall bear their respective liabilities resulting from their own faulty accordingly.

9.	Force Majeure
9.1
Any party who could not fulfill its obligations in this contract for force majeure such as fire, earthquake, typhoon, flood and other such kind of nature disasters, unpredictable, inevitable or uncontrollable events should inform the other party in 48 hours after such event occurs and provide valid documentary evidence in seven days and this party may not bear the results.

9.2	Any party who is suffered the force majeure have the obligation to try the best efforts to lower the loss from force majeure.

10.	Disputes
In case of any dispute, the two parties hereto should negotiate friendly or they could propose a suit to the local People’s Court in the place where Party A is located.

11.	Effectiveness of the Contract and Others
11.1	This contract shall be effective upon the signing by the two parties hereof.
11.2	If there are any matters not covered by this contract, parties hereto may negotiate it in an amendment.
11.3
The exhibits and amendment to this contract have the same validity as this contract and constitute an entire contract together with this contract. The term in this contract should be treated as the final term if it is different from the respective exhibit and the amendment should be treated as the final term if it is different from this contract.

11.4	The contract is in duplicate and each Party shall hold one copy and the facsimile copy should be deemed to the original contract.

Party A (Buyer): Chuan Yu Branch of China Petroleum & Chemical Sales Corporation

Legal Person /Authorized Person (Signature or Company Seal):

Party B (Seller): Xi’an Baorun Industrial Development Co., Ltd.

Legal Person /Authorized Person (Signature or Company Seal):

Place: Chengdu Date: Jan 10, 2007